EXHIBIT 32.1.6
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Duke Energy Ohio, Inc. (“Duke Energy Ohio”) on Form 10-K for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lynn J. Good, Chief Executive Officer of Duke Energy Ohio, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Duke Energy Ohio.

/s/ LYNN J. GOOD
Lynn J. Good Vice Chairman, President and Chief Executive Officer
February 27, 2015